                                                              EXHIBIT 10.5.38


                              ORDINANCE NO. 85-247

         COUNCIL ADMINISTRATOR FORM OF GOVERNMENT FOR EDGEFIELD COUNTY
                 (Hereinafter referred to as County Council)

(An ordinance granting a permit to American Cable TV Investors II, the right to maintain and operate in, under, over, along, across, and upon the streets, roadways, sidewalks, alleys, bridges and highways and other places which are public in the area of Edgefield County, South Carolina, hereinafter described, for the purpose of transmission and distribution by cable of electro-magnetic and television antenna service to the inhabitants of said area for a period of fifteen (15) years and regulating the same).

- --------------------------------------------------------------------------------

BE IT ORDAINED BY THE EDGEFIELD COUNTY COUNCIL OF EDGEFIELD COUNTY, SOUTH
CAROLINA:

Section 1. In consideration of the faithful performance and observance of the conditions and reservations hereinafter specified, the right is hereby granted to American Cable TV Investors II, its successors and assigns, hereinafter referred to as "the Company", the right to maintain and operate television transmission and distribution facilities, and additions thereto, in, under, over, along, across, and upon the streets, roadways, sidewalks, alleys, bridges, and highways and other places which are public in the area of Edgefield County, South Carolina, herein after described, for the purposes of transmission and distribution of electro-magnetic and audio and visual impulses and television energy in accordance with the laws and regulations of the United States of America, the statutes of the State of South Carolina, and the ordinances and regulations of the County of Edgefield. Provided that the Company shall have no right to transfer or assign its rights hereunder without the written approval of the Edgefield County Council first obtained, except that said rights hereunder may be assigned as security for bonafide indebtedness of the Company without prior approval. Upon filing by the proposed transferee or assignee of acceptance of the terms of this contract and assuming all pending or contingent obligations of the Company hereunder and providing evidence of complying with the provisions concerning insurance, the County Council's approval of the proposed transfer and assignment shall not be arbitrarily withheld.

Section 2. The Company shall pay to Edgefield County, South Carolina, a permit or license fee of Three per cent (3%) of the gross revenue derived by the Company from the operation of its basic cable television system in the area hereinafter described in Exhibit A attached. All payments shall be made annually within thirty (30) days of the close of the fiscal year of said Company. Said payments shall be accompanied by a statement of gross revenue by the Company from the operation of the basic cable television system in the area in question. This annual payment shall be in lieu of all occupation, license, excise and special permit taxes, and all other demands except ad valorem taxes on the Company's property.

 Section 3. The Company shall have the right to prescribe reasonable service rules and regulations for the conduct of its business not inconsistent with the provision of the Ordinances of the County. A copy of these rules and regulations shall be kept on file at all times in the office of the County Administrator. The rates charged the public, by the Company, for its service, must be reasonable and not in excess of that which is necessary to provide the Company a reasonable return on its investment.

Section 4. The County may require that the Company post a surety bond in the sum of Five Thousand ($5,000.00) Dollars with the County Administrator which said bond shall guarantee the continuous performance by the Company of providing the service herein detailed for the full period of this permit.

Section 5. The County Council shall have the right to revoke this Ordinance and all rights of the Company hereunder if the Company shall fail to comply with any of its provisions or default in any obligations hereunder, and shall fail within ninety (90) days after written notice from the County to correct such defaults of non-compliance. The Company shall not abandon the community antenna television system in whole or in part without the written consent of the County Council. Upon termination or forfeiture of this grant, in accordance with any of its terms, the Company shall immediately remove its visible poles, cables, wires, and appurtenances from the County streets, roadways, sidewalks, alleys, bridges, and highways and other places which are public places in the County. In the event of failure of the Company to perform such removals, the County shall have the right to make a written demand on the Company to proceed to carry out the removal of such equipment, and in the event that the Company fails to carry out the terms and conditions of such demand, the County shall have the right to remove all or part of the Company's equipment and to retain same as County's property. This removal is to be accomplished without accounting therefor to the Company, and the expenses of such removal shall be charged to and paid by the Company without credit for the value, if any, of said equipment.

Section 6. Wherever used in this Ordinance, the word "television" shall mean a system for transmission of electro-magnetic and audio signals and/or visual images by means of electrical impulses.

Section 7. There is hereby granted the further right, privilege and authority to the Company to issue, rent or in any other manner obtain the use of towers, poles, lines, cables, and other equipment and facilities from any and all holders of public licenses and franchises within the limits of the area covered by this Ordinance, including the Power and Light Company and the Telephone Company serving said area and thus use such tower, poles, lines, cables and other equipment and facilities, subject to all existing and future ordinances and regulations of the County. The poles used for the Company's distribution system shall be those erected and maintained by the Power and Light Company or the Telephone Company when and where practicable, providing mutually satisfactory rental agreements can be entered into with said utility companies.

Section 8. The Company shall have the right to erect, when necessary, and maintain its own poles, for the proper construction and maintenance of television distribution system, with the approval of the location of said poles by the County Engineer or Administrator of Public Works Department.

The Company's transmission and distribution system poles, wires, and appurtenances shall be located, erected and maintained so as not to endanger or interfere with the lives of persons, or to interfere with new improvements which the County may deem proper to make, or to unnecessarily hinder or obstruct the free use of the streets, roadways, bridges and other public property; that removal of poles to avoid such interference will be at the Company's expense.

Construction and maintenance of the transmission distribution system shall be in accordance with the provisions of the Nation Electrical System Code, prepared by the National Board of Standards, the National Electrical Code of the National Board of Fire Underwriters, and such applicable ordinances and regulations of the County affecting electrical installations, which may be presently in effect, or changed by future ordinances.

All installations of equipment shall be of high quality permanent nature, durable and installed in accordance with good engineering practice, and of sufficient height to comply with all existing County rules, regulations, ordinances and state laws so as not to interfere in any means with the right of the public or individual property owner, and shall not interfere with the travel and use of public places by the public, and during the construction, repair, or removal thereof shall not obstruct or impede traffic.

Section 9. In the maintenance and operation of its television transmission and distribution system in the street, alleys, and other public places, and in the course of any new construction or addition to its facilities, the Company shall proceed so as to cause the least possible inconvenience to the general public; and opening or obstruction in the streets, roadways or other public places made by the Company in the course of its operations shall be guarded and protected at all times by the placement of adequate barriers, fences, or boardings, the bounds of which, during periods of dusk and darkness shall be clearly designated by red warning lights.

Section 10. It is the stated intention of the County that all other holders of the public licenses and franchises within the area in question will cooperate with the Company to allow joint use of their poles and pole line facilities wherever possible or wherever usage does not interfere with the normal operation of said poles and pole lines so that the number of new or additional poles constructed by the Company within the area in question may be minimized. Such cooperation will include the right of joint usage for reasonable rates and on reasonable terms.

Section 11. The Company shall indemnify, protect and save harmless the County from and against losses and physical damages to property, and bodily injury or death to persons, including payments made under any Workmen's Compensation Law, which may arise out of, or be caused by the erection, maintenance, presence, use of removal of said attachments or poles within the area, or by any act of the Company, its agents or employees. The Company shall carry insurance to protect parties hereto from and against all claims, demands, actions, judgments, costs, expenses, and liabilities which may arise, or result, directly, or indirectly from or by reason of such loss, injury or damage. The amounts of such insurance against liability due to physical damages to the property shall not be less than One Hundred Thousand ($100,000.00) Dollars on each person, Three Hundred Thousand ($300,000.00) Dollars for each occurrence for bodily injury liability and One Hundred Thousand ($100,000.00) Dollars for each occurrence of property damage from any accident. The Company shall also carry such insurance as it deems necessary to protect it from all claims under the Workmen's Compensation Laws in effect that may be applicable to the Company. All insurance required by this Ordinance shall be, and remain in full force and effect for the entire life of this Ordinance. Said policy or policies of insurance, or a certified copy or copies thereof, shall be filed with and approved by the Edgefield County Administrator or any other agent or employee designated by the Edgefield County Council.

Section 12. Installations shall be maintained so as not to interfere with TV reception already in existence.

Section 13. The Company agrees to install signal distribution facilities subject to satisfactory pole clearance and pole rental arrangements to all citizens in the area in question wherein the population density is sufficient to support the installation on a reasonable practical business basis.

Section 14. The area covered by this Ordinance granting the right to the Company to provide its service for that portion of Edgefield County outside of the incorporated areas of all towns or cities in said County initially as described in Exhibit A attached.

Section 15. The Company shall maintain, pursuant to the laws of the State of South Carolina, a complaint service for the purpose of receiving consumer complaints concerning service or any other matter relating to its operation. The Company shall keep written records of complaints received including the name of the complaining party, the nature of the complaint and the disposition of the complaint. Such records shall be subject to inspection by the governing body of Edgefield County or its designated representatives. That the Company shall maintain a local business office in North Augusta wherein the record of complaints and actions taken by the Company are retained and that the County Administrator shall have the primary responsibility for the continuing administration of the franchise and implementation of the complaint procedures. Further that notice of the procedures for reporting and resolving complaints will be given to each subscriber at the time of initial subscription to the cable system.

Section 16. This permit shall be for a period of fifteen (15) years with the right of the Company to renew said permit for additional ten (10) year periods provided said company has substantially complied with the terms of said ordinance.

Section 17. Any modification of Section 76.31 of the rules and regulations of the Federal Communication Commission shall, to the extent applicable, be considered part of this agreement as of the effective date of the Amendment to
Section 76.31

Section 18. If any section, sentence, clause or phrase of this Ordinance is for any reason held illegal, invalid, or unconstitutional, such invalidity shall not affect the validity of the Ordinance and any portions in conflict are hereby repealed.

Adopted at the regular meeting of the Edgefield County Council on June 3rd, 1985.



                                      /s/ WILLIE C. BRIGHT
                                      WILLIE C. BRIGHT, CHAIRMAN

                                      /s/ SARA W. WILLIAMS
                                      SARA W. WILLIAMS, VICE CHAIRWOMAN

                                      /s/ WILLIAM H. MCBRIDE, JR.
                                      WILLIAM H. MCBRIDE, JR., COUNCILMAN

                                      /s/ B. L. MIMS, III
                                      B. L. MIMS, III, COUNCILMAN

                                      /s/ ALBERT F. TALBERT
                                      ALBERT F. TALBERT, COUNCILMAN

ATTEST:

/s/ T.C. MCCAIN
T.C. McCain, Clerk to Council

                                      Accepted:

                                      American Cable TV Investors II
                                              Company Name

ATTEST:

/s/ MARTHA M. RICH                    By: /s/ H. L. AYLIN
Secretary                             Title: Vice President-Damielog Assn., Inc.

Date: June 3, 1985                    Date: June 3, 1985


First reading:  May 7, 1985

Second reading: May 23, 1985

Third reading:  June 3, 1985

                          MAP OF UNINCORPORATED AREA
                             LAKE FOREST ESTATES

                                   SHOWING
                         PRIMARY AND SECONDARY SYSTEM

                                MAINTAINED BY
                           S.C. DEPT. OF HIGHWAYS &
                            PUBLIC TRANSPORTATION

                          MAP OF UNINCORPORATED AREA
                              HUNTINGTON ESTATES

                                   SHOWING
                         PRIMARY AND SECONDARY SYSTEM

                                MAINTAINED BY
                           S.C. DEPT. OF HIGHWAYS &
                            PUBLIC TRANSPORTATION

                          MAP OF UNINCORPORATED AREA
                                MURPHY ESTATES

                                   SHOWING
                         PRIMARY AND SECONDARY SYSTEM

                                MAINTAINED BY
                           S.C. DEPT. OF HIGHWAYS &
                            PUBLIC TRANSPORTATION

                             GENERAL HIGHWAY MAP

                               EDGEFIELD COUNTY
                                SOUTH CAROLINA

(gcord LOGO)                                        CERTIFICATE OF INSURANCE                                 ISSUE DATE (MM/DD/YR)
                                                                                                               5-1-85

PRODUCER                                                      THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS
Mixon Insurance & Realty Corporation                          NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT
P.O. Box 1482                                                 AMEND,  EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
Rocky Mount, NC 27802-1482
                                                                                    COMPANIES AFFORDING COVERAGE

                                                           COMPANY  A       Aetna Casualty & Surety Company
                                                           LETTER

                                                           COMPANY  B       U. S. Fire Insurance Company
                                                           LETTER
INSURED
Aiken Cablevision, Ltd.                                    COMPANY  C
First Carolina Communications                              LETTER                    (STAMP)
P. O. Box 8228                                                                      RECEIVED
Rocky Mount, NC 27801                                      COMPANY  D              MAY 6 - 1985
                                                           LETTER

                                                           COMPANY  E
                                                           LETTER
COVERAGES

THIS IS TO CERTIFY THAT POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD
INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS
CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS,
EXCLUSIONS, AND CONDITIONS OF SUCH POLICIES.

CO    TYPE OF INSURANCE                POLICY NUMBER      POLICY EFFECTIVE   POLICY EXPIRATION    LIABILITY LIMITS IN THOUSANDS
LTR                                                       DATE (MM/DD/YY)    DATE (MM/DD/YY)                    EACH    AGGREGATE
                                                                                                             OCCURRENCE
 A    GENERAL LIABILITY                25 SM 920567 FCA   9-1-84             9-1-85               BODILY      $              $
      X  COMPREHENSIVE FORM                                                                       INJURY
      x  PREMISES/OPERATIONS
      x  UNDERGROUND                                                                              PROPERTY    $              $
         EXPLOSION & COLLAPSE HAZARD                                                              DAMAGE
      x  PRODUCTS/COMPLETED OPERATIONS
      x  CONTRACTUAL                                                                              BI & PD     $1,000,000.00  $
      x  INDEPENDENT CONTRACTORS                                                                  COMBINED
      x  BROAD FORM PROPERTY DAMAGE
      x  PERSONAL INJURY                                                                          PERSONAL INJURY            $

 A    AUTOMOBILE LIABILITY             25 FJ 494539 CCA   5-15-85            5-15-86              BODILY
      x  ANY AUTO                                                                                 INJURY      $
      x  ALL OWNED AUTOS (PRIV. PASS.)                                                            (PER PERSON)
      x  ALL OWNED AUTOS (OTHER THAN
                         PRIV. PASS.)                                                             BODILY
      x  HIRED AUTOS                                                                              INJURY      $
      x  NON-OWNED AUTOS                                                                          (PER ACCIDENT)
         GARAGE LIABILITY
                                                                                                  PROPERTY
                                                                                                  DAMAGE      $

                                                                                                  BI & PD
                                                                                                  COMBINED    $500

 B    EXCESS LIABILITY                 5233337397         5-15-85            5-15-86              BI & PD
                                                                                                  COMBINED    $5,000,000.00  $
      x  UMBRELLA FORM
         OTHER THAN UMBRELLA FORM

 A      WORKERS' COMPENSATION          25CH 16312 CPS     5-15-85            5-15-86              STATUTORY
                 AND                                                                                  $100 (EACH ACCIDENT)
         EMPLOYERS' LIABILITY                                                                         $100 (DISEASE-POLICY LIMIT)
                                                                                                      $100 (DISEASE-EACH EMPLOYEE)

      OTHER

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS  It is further understood and agreed that United Virginia Bank and
Edgefield County are additional insureds under the above named policies.

CERTIFICATE HOLDER                    CANCELLATION

Edgefield County                      SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE
c/o County Clerk                      THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE
P. O. Box 663                         CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL
Edgefield, SC 29824                   IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.

                                      AUTHORIZED REPRESENTATIVE

                                      /s/ FRED J. NICOLE

NORTH AUGUSTA: THOMAS CABLEVISION
Suite 106 Professional Building
North Augusta Plaza
Post Office Box 6845
North Augusta SC 29841
(803) 279-9100

(CABLEVISION LOGO)

April 2, 1985

Mr. Thomas C. McCain
County Administrator
Edgefield County, South Carolina
Edgefield, S.C. 29824

Dear Mr. McCain;

         American Cable TV Investors II, operator of the cable television system serving North Augusta and portions of surrounding Aiken County, South Carolina is hereby requesting it be granted a franchise to construct and operate a cable television system in Edgefield County, South Carolina.

         The areas to be served initially in Edgefield County are known as Murphy Estates, Lake Forest Estates and Huntington Estates defined on the County map and separately as A, B, and C.

         As you can see the areas to be constructed are extensions of the present cable system. Future extensions will of course be dependent upon home per mile density adequate to support investment parameters.

         ACT II requests the franchise granted be of the same form and type as the existing franchise. We have included for your inspection as to form and content a franchise document which meets all existing federal, state, and local requirements.

         We are aware you will likely request County Council's attorney, Mr. Charles W. Coleman, Esq. examine the document for conformation prior to your consideration.

         At the same time we are desirous of extending service to additional families as rapidly as possible and request council give consideration to this request at their earliest convenience.

         We are prepared to hear comments and suggestions and anxious to answer any questions Council may have in this matter.

                                                Sincerely,


                                                /s/ H.C. OYLER
                                                H.C. Oyler, Vice President
                                                Daniels & Associates:  Manager,
                                                American Cable TV Investors II


HLO/ts

    EDGEFIELD                                                COUNTY COUNCIL
  COUNTY COUNCIL                                            WILLIE C. BRIGHT
   P.O. BOX 663                  (EDGEFIELD COUNTY              CHAIRMAN
EDGEFIELD, S.C. 29824                 SEAL)                  SARA W. WILLIAMS
   215 JETER ST.                                              Vice-Chairman
  (803) 637-538)                                            WILLIAM H. MCBRIDE
                                                              B.L. MIMS, III
                                                            ALBERT F. TALBERT

                                 June 11, 1985

H.L. Oyler, Vice President
Daniels & Associates:  Manager
American Cable TV Investors II
P.O. Box 6845
North Augusta, South Carolina  29841

Dear Mr. Oyler:

         Please find attached a copy of Ordinance No. 85-247 together with necessary papers for your operation for a cable TV system in sections of Edgefield County known as Murphy Estates, and Huntington Estates & Lake Forrest Estates.

         We are looking forward to a good working relationship with you.

                                        Sincerely,


                                        /s/ MARTHA M. RICH
                                        Martha M. Rich
                                        Ass't County Administrator


MMR/db

                                                         DANIELS
                                                       & ASSOCIATES INC. (LOGO)

                                  June 3, 1985

County Council
County of Edgefield
Edgefield, South Carolina  29824

Gentlemen:

By this written notification, American Cable TV Investors 2 hereby accepts the nonexclusive cable television franchise granting (ACT 2) the right to construct maintain and operate a cable television system and the transmission and distribution facilities incidental thereto within the County of Edgefield, South Carolina as granted, approved and enacted following three readings at public hearing by the County Council on June 3, 1985.

By such acceptance, American Cable TV Investors 2 (ACT 2) is entitled to all rights and privileges, and subject to all duties and obligations contained in said Ordinance.

                                        Sincerely,

                                        American Cable Television Investors 2

                                        By: /s/ HAL OYLER
                                            Hal Oyler, Vice President
                                            Daniels & Associates, Inc.
                                            Managing Partner ACT 2

(3743/KAL)


                            RESOLUTION NO. 92-93-147

                     RESOLUTION APPROVING THE TRANSFER OF
                    THE CABLE TELEVISION FRANCHISE FOR THE
                          COUNTY OF EDGEFIELD HELD BY
                         AMERICAN CABLE TV INVESTORS 2
                        PURSUANT TO ORDINANCE NO. 85-247

         WHEREAS, by Ordinance No. 85-247 adopted on June 3, 1985, the County Council of Edgefield County, South Carolina (the "County") granted to American Cable TV Investors 2 ("ACT 2") a franchise (the "Franchise") to construct, own, operate and maintain a cable television system within the County (the "System"); and

         WHEREAS, ACT 2 has requested pursuant to Section 1 of the Franchise that the County Council of Edgefield County approve (i) the transfer of the Franchise to Jones Intercable, Inc., a Colorado corporation ("Jones") or any affiliate of Jones, including Jones Spacelink, Ltd. ("Spacelink") or any limited partnership of which Jones or Spacelink or any affiliate of Jones or Spacelink is a general partner, or any joint venture or general partnership of which Jones, Spacelink, any affiliate of Jones or Spacelink or any such limited partnership or partnerships is a general partner (any such entity being hereinafter referred to as an "Affiliate of Jones") and (ii) the subsequent transfer of the Franchise to any Affiliate of Jones; and

         WHEREAS, Jones or any Affiliate then holding the Franchise has agreed to be bound by the terms, provisions and conditions of the Franchise.

         NOW, THEREFORE, BE IT HEREBY RESOLVED BY THE COUNTY COUNCIL OF EDGEFIELD COUNTY, SOUTH CAROLINA THAT:

         1. The County does hereby consent to the assignment and transfer of the Franchise from ACT 2 to Jones or any Affiliate of Jones, and to any subsequent transfers to any Affiliate of Jones.

         2. The foregoing consent to the transfer and assignment of the Franchise shall be effective upon the closing of the sale of the System by ACT 2 to Jones or an Affiliate of Jones. Notice of such closing date shall be given to the County. Any subsequent transfer of the Franchise from Jones to any Affiliate of Jones or between Affiliates of Jones shall be effective upon written notice being given to the County by the entity then holding the Franchise.

         3. The County hereby affirms that (a) the Franchise is currently valid, legally enforceable and in full force and effect, (b) ACT 2 is currently the valid holder and authorized grantee of the Franchise and (c) to the knowledge of the County, no default exists thereunder. Subject to compliance with the terms of this Resolution, all action necessary to approve the transfer of the Franchise to Jones or any Affiliate of Jones or to any subsequent transfers to any Affiliate of Jones has been duly and validly taken.

         Adopted by the Edgefield County Council on April 6, 1993.




                                        EDGEFIELD COUNTY


                                        /s/ C. MONROE KNEECE
                                        C. Monroe Kneece, Chairman

                                        /s/ HAZEL M. KITCHENS
                                        Hazel M. Kitchens, Vice Chairman

                                        /s/ BETTY ANN BUTLER
                                        Betty Ann Butler, Councilwoman

                                        /s/ NORMAN DORN
                                        Norman Dorn, Councilman

                                        /s/ SAMUEL B. SPEIGHT
                                        Samuel B. Speight, Councilman



ATTEST:

/s/ T.C. MCCAIN
Clerk to Council
T.C. McCain


                                        FILED AT 3:35 PM O'CLOCK ON
                                        THE 7TH DAY OF APRIL, 1993
                                        AND RECORDED IN BOOK 392 PAGE
                                        143

                                             /s/ ALAN A. DUNN
                                              C.C.C.P. & G.S.
                                           EDGEFIELD COUNTY, SC